Endurance Specialty Holdings Ltd.

KBW 2008 Insurance Conference

Michael P. Fujii

President and Chief Executive Officer

Worldwide Insurance Operations

Forward Looking Statements

Statements contained in this presentation that are not based on current or historical fact are forward- looking in nature.  Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform
Act of 1995.  Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors.  The Company’s actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Today’s Discussion

Brief Endurance overview

Philosophy and strategy

Diversified book of specialty businesses

Impressive underwriting and financial performance

Active capital management

Global insurance operations overview

Initial focus in London and Bermuda

Built a sizeable US based franchise

Diversified our distribution network

Endurance’s Philosophy & Strategy

Focus on business segments that
reward our specialized knowledge
and relationships

Supported by investments in
enabling technology and
disciplined, technical
underwriting approach

Portfolio managed with key risk
management concepts –
diversification, value at risk and data
quality

Portfolio
Management

Technology
and
Discipline

OUR GOAL:

To become the best
specialty insurance
and reinsurance
company in the
world

Capital
Management

Specialization

Actively manage capital to maintain
efficient capital level and enhance
returns on equity

“We’ll know we’ve reached our goal when we
have achieved industry leading returns on
equity over time, share price multiples and
ratings at the top of our peer group and when
we are considered by our employees and
customers as the best in the business”

Our Book of Business is Well Diversified

Built a portfolio of diversified
specialty businesses

Actively managing the
portfolio by entering new
attractive businesses while
exiting or reducing premiums
in less attractive lines

Written Premiums of $2.1 Billion*

* Includes deposit premiums, based on the 12 months ended June 30, 2008

Property - Insurance

Property - Reinsurance

Casualty -
Reinsurance

Casualty - Insurance

Healthcare Liability

Workers’
Compensation

Professional Lines

Catastrophe

Agriculture Reinsurance

Aerospace and Marine

Surety and Other Specialty

Agriculture Insurance

140%
120%
100%
80%
60%
40%
20%
0%
84.7%
84.9%
85.8%
94.6%
123.5%
116.3%
81.5%
83.6%
79.9%
81.0%
86.9%
81.0%
2003
2004
2005
2006
2007
2Q08 YTD
Endurance
Peers*

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
17.3%
16.5%
19.9%
12.8%
-11.9%
-6.9%
25.7%
22.0%
23.8%
19.9%
15.9%
16.4%
2003
2004
2005
2006
2007
2Q08 YTD
Endurance
Peers*

Endurance
YOUR RISK IS OUR FOCUS

Endurance Has Generated Strong Financial Performance

Combined Ratio

Annualized Operating
Return on Average Equity

Inception to 6/30/08 combined ratio of 91.5%

Inception to 6/30/08 ROE of 15.2%

*  Composite peer median based on SNL data, Platinum, Allied World, Arch, Ren Re, IPC re, Axis,
Transatlantic, Everest, Partner Re, Montpelier and Max Re

75%
76%
74%
70%
59%
40%
25%
24%
26%
30%
41%
60%
2003
2004
2005
2006
2007
2Q08*
Insurance
Reinsurance

Endurance
YOUR RISK IS OUR FOCUS

Endurance Maintains a Mix of Insurance and
Reinsurance Specialty Lines

Total Written Premiums of $2.1 Billion*

By Segment

Includes deposit premiums, based on the 12 months ended June 30, 2008

Since inception, the company has
written both insurance and reinsurance
products

Early acquisitions led to a heavier
concentration in the reinsurance
portfolio

Targeted growth in U.S. based
insurance lines has led to a more
balanced portfolio

Portfolio is also well balanced with
property, casualty and specialty
classes of business

Well diversified distribution among
retail and middle market brokers and
independent agent force

Built a Meaningful Global Insurance Franchise

Insurance Total Written
Premiums of $1.3 billion*

By Line of Business

Casualty

9.6%

Professional
Lines

7.4%

Healthcare
Liability

7.0%

Property

12.0%

Workers’
Compensation

23.7%

Agriculture

40.3%

* Based on the 12 months ended June 30, 2008

Initially offered insurance products
in Bermuda and London

Leader in healthcare liability,
professional and excess casualty lines

In 2005, launched US based
specialty insurance lines

Added numerous specialty
underwriting teams

Developing relationships with new
MGU’s

Significantly diversified our
distribution network

Expanded our offerings through
independent agents

Diversified Book of Specialty Lines

Technology, expertise and distribution allow us to optimize cycle performance

Bermuda

Excess casualty, D&O and healthcare:

Leading market providers

Mature portfolio

Volatile classes of casualty insurance require highly specialized underwriting and have produced strong historical results

U.S. Based Insurance

Specialty excess and surplus insurance, workers compensation and agriculture

Diversification, capital utilization and return potential significantly enhanced by ARMtech acquisition

Specialized teams of underwriters added to further expand and diversify E&S operations

UK Property Business

Lead Market for UK Middle Market Property Insurance

New Construction Unit

International Reins Brokers
Major Brokers
Wholesale Brokers
Regional Brokers
Independent Agents
Direct Marketing
Distribution Channel
DECREASING MARKET LOYALTY
Retail US Health care
Large Retail
Bermuda HC, Cas, PL
London Prop
US Wholesale
Property & Casualty
Specialty Products
Specialty Agricultural
INCREASING COMPETITION
Small Commercial Market
Middle Commercial Market
Large Commercial Market
Reinsu
Exposures

Endurance
YOUR RISK IS OUR FOCUS

Dynamics of World Wide Insurance Distribution

Agriculture Insurance/Reinsurance Case Study

Agriculture industry

Fast growing part of the economy

Core product is MPCI (multi peril crop insurance) which is part of federal crop insurance program

Underwriting is specialized, technical and data intensive

Intrinsically profitable

Reinsurance has steadily become more competitive over last four years

Insurance results are typically better than reinsurance

ARMtech overview

5th largest writer of Ag insurance in the U.S.

Industry leading customer service and technology

Serves approximately 100,000 customers

Geographically diversified portfolio of MPCI business with some concentration in Texas

Offers both revenue and yield products

Is most significantly impacted by drought risk which is lightly correlated with Endurance book of business

Opportunistic purchaser of reinsurance

Reduces volatility

Proprietary federal cessions technology

Purchases excess of loss and quota share from third parties at attractive terms

$500
$400
$300
$200
$100
$0
$464
$107
$131
$33
$0
$0
$42
$17
2005
2006
2007
2Q08 YTD
Reinsurance
Insurance

Endurance
YOUR RISK IS OUR FOCUS

Agriculture Insurance/Reinsurance Case Study, Continued

Effectively switched from
being a reinsurance to an
insurance provider

Meaningful book of business

Higher profitability with lower
volatility

More sustainable book of
business; 100,000 customers

Insurance rates are set by
federal program

Reinsurance rates impacted by
competitive forces

(in millions)

Gross Written Premiums*

* Includes deposit premiums

Conclusion

Endurance is well positioned with a strong management
team, diversified product portfolio, and excellent financial strength

Endurance has created shareholder value through strong
underwriting and investment returns coupled with active
capital management to generate 15%+ ROE through
underwriting cycles

Achieved inception to date ROE of 15.2%

Created an enviable global insurance franchise

Market leader in Bermuda

Sizeable US based book of business

Agriculture

Worker’s compensation

Numerous specialty lines of business

Positioned to succeed in the current softening market

Endurance Specialty Holdings Ltd.

KBW 2008 Insurance Conference

Michael P. Fujii

President and Chief Executive Officer

Worldwide Insurance Operations